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                                                                    EX-99.B 8(a)


                               CUSTODY AGREEMENT


             This Agreement is made as of February 2, 1995 (the "Custody Agreement"), by and between STAGECOACH INC. (the "Company"), on behalf of the Funds listed on the attached Appendix A (each a "Fund"), and WELLS FARGO BANK, N.A. (the "Custodian").

                             W I T N E S S E T H  :

that for and in consideration of the mutual promises hereinafter set forth the Company and the Custodian agree as follows:


                                   ARTICLE  I
                                  DEFINITIONS

             Whenever used in this Custody Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning:

             1. "Authorized Person" shall be deemed to include the treasurer, the controller or any other person, whether or not any such person is an Officer or employee of the Company, duly authorized by the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Fund and listed in one of the Certificates attached hereto as Appendices B-1 through B-4 or such other Certificate as may be received from time to time by the Custodian.

             2. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and Federal agency securities, its successor(s) and its nominee(s).

             3. "Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Custody Agreement to be given to the Custodian, which is actually received by the Custodian and signed on behalf of the Fund by any two Officers of the Company.

             4. "Clearing Member" shall mean a registered broker-dealer which is a member of a national securities exchange qualified to act as a custodian for an investment company, or any broker-dealer reasonably believed by the Custodian to be such a clearing member.

             5. "Depository" shall mean The Depository Trust Company ("DTC"), Participants Trust Company ("PTC"), and any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, its successor(s) and its nominee(s), provided the Custodian has received a certified copy of a resolution of the Board of Directors specifically approving deposits in DTC, PTC or such other clearing agency. The term "Depository" shall further mean and include any person authorized to act as a depository pursuant to Section 17, Rule 17f-4 or Rule 17f-5 thereunder, under the Investment Company Act of 1940, its successor(s) and its nominee(s), specifically identified in a


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certified copy of a resolution of the Board of Directors specifically approving deposits therein by the Custodian.

             6. "Margin Account" shall mean a segregated account in the name of a broker, dealer, or Clearing Member, or in the name of the Company or a Fund for the benefit of a broker, dealer, or Clearing Member, or otherwise, in accordance with an agreement between the Company on behalf of a Fund, the Custodian and a broker, dealer, or Clearing Member (a "Margin Account Agreement"), separate and distinct from the custody account, in which certain Securities and/or money of a Fund shall be deposited and withdrawn from time to time in connection with such transactions as the Fund may from time to time determine. Securities held in the Book-Entry System or the Depository shall be deemed to have deposited in, or withdrawn from, a Margin Account upon the Custodian's effecting an appropriate entry on its books and records.

             7. "Money Market Securities" shall be deemed to include, without limitation, debt obligations issued or guaranteed as to principal and interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, certificates of deposit and bankers' acceptances, repurchase and reverse repurchase agreements with respect to the same and bank time deposits, where the purchase and sale of such securities normally requires settlement in federal funds on the same date as such purchase or sale.

             8. "Officers" shall be deemed to include the President, and Vice President, the Secretary, the Treasurer, the Controller, any Assistant Secretary, any Assistant Treasurer or any other person or persons duly authorized by the Board of Directors to execute any Certificate, instruction, notice or other instrument on behalf of the Fund and listed in the Certificates attached hereto as Appendices C-1 through C-4 or such other Certificates as may be received by the Custodian from time to time.

             9. "Oral Instructions" shall mean verbal instructions actually received by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person.

             10. "Reverse Repurchase Agreement" shall mean an agreement pursuant to which a Fund sells Securities and agrees to repurchase such Securities at a described or specified date and price.

             11. "Security" or "Securities" shall be deemed to include, without limitation, Money Market Securities, Reverse Repurchase Agreements, common stock and other instruments or rights having characteristics similar to common stocks, preferred stocks, debt obligations issued by state or municipal governments and by public authorities (including, without limitation, general obligations bonds), bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, sell or subscribe for the same, or evidencing or representing any other rights or interest therein, or any property or assets.





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             12.  "Segregated Security Account" shall mean an account
maintained under the terms of this Agreement as a segregated account, by recordation or otherwise, within the custody account in which certain Securities and/or other assets of a Fund shall be deposited and withdrawn from time to time in accordance with Certificates received by the Custodian in connection with such transactions as the Fund may from time to time determine.

             13. "Shares" shall mean the shares of common stock of a Fund, each of which, in the case of a Fund having Series, is allocated to a particular Series.

             14. "Written Instructions" shall mean written communications actually received by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person by telex or any other such system whereby the receiver of such communications is able to verify by codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication.


                                   ARTICLE II
                           APPOINTMENT OF A CUSTODIAN

             15. The Company on behalf of each Fund hereby constitutes and appoints the Custodian as custodian of all the Securities and moneys at any time owned by a Fund during the term of this Custody Agreement.

             16. The Custodian hereby accepts appointment as such custodian and agrees to perform all the duties thereof as set forth in this Agreement.

                                  ARTICLE III
                         CUSTODY OF CASH AND SECURITIES

             17. Except as otherwise provided in Article V, each Fund will deliver or cause to be delivered to the Custodian all Securities and all moneys owned by it, including cash received for the issuance of its Shares, at any time during the term of this Agreement. The Custodian will not be responsible for such Securities and such moneys until actually received by it. The Custodian will be entitled to reverse any credits made on a Fund's behalf where such credits have been previously made and moneys are not finally collected. The Fund shall deliver to the Custodian a certified resolution of the Board of Directors authorizing and instructing the Custodian on a continuous and ongoing basis to deposit in the Book-Entry System all Securities eligible for deposit therein and to utilize the Book-Entry System to the extent possible in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral. Prior to a deposit of Securities of a Fund in the Depository, the Fund shall deliver to the Custodian a certified resolution of the Board of Directors of the Fund approving, authorizing and instructing the Custodian on a continuous and ongoing basis until instructed to the contrary by a Certificate actually received by the Custodian to deposit in the Depository all Securities eligible





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for deposit therein and to utilize the Depository to the extent possible in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral. Securities and moneys of a Fund deposited in either the Book-Entry System or the Depository will be represented in accounts which include only assets held by the Custodian for customers, including, but not limited to, accounts in which the Custodian acts in a fiduciary or representative capacity.

             18. The Custodian shall credit to a separate account in the name of a Fund all moneys received by it for the account of the Fund, and shall disburse the same only:

             (a) In payment for Securities purchased, as provided in Article IV hereof;

             (b)  In payment of dividends or distributions, as provided in
Article  VIII hereof;

             (c)  In payment of original issue or other taxes, as provided in
Article IX hereof;

             (d) In payment for Shares redeemed by it, as provided in Article IX hereof;

             (e) Pursuant to Certificates setting forth the name and addresses of the person to whom the payment is to be made, and the purpose for which payment is to be made; or

             (f) In payment of the fees and in reimbursement of the expenses and liabilities of the Custodian, as provided in Article XII hereof.

             19. Promptly after the close of business on each day, the Custodian shall furnish each Fund with confirmations and a summary of all transfers to or from the account of the Fund during said day. Where Securities are transferred to the account of a Fund, the Custodian shall also by book-entry or otherwise identify as belonging to the Fund a quantity of Securities in a fungible bulk of Securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of the Book-Entry System or the Depository. The Custodian shall furnish each Fund at least monthly with a detailed statement of the Securities and moneys held for the Fund under this Agreement.

             20. Except as otherwise provided in Article V, all Securities held for a Fund, which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian in that form; all other Securities held for a Fund may be registered in the name of the Fund, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time determine, or in the name of the Book-Entry System or the Depository or their successor(s) or their nominee(s). The Company agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or the Depository, any Securities which it may hold for the account of a Fund and which may from time to time be registered in the name of the Fund. The Custodian shall hold all such Securities which are not held in the Book-Entry System or in the Depository in a separate





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account in the name of the Fund physically segregated at all times from those of any other person or persons.

             5. Except as otherwise provided in this Custody Agreement and unless otherwise instructed to the contrary by a Certificate, the Custodian by itself, or through the use of the Book-Entry System or the Depository with respect to the Securities therein deposited, shall with respect to all Securities held for a Fund in accordance with this Agreement:

             (a)  Collect all income due or payable;

             (b) Present for payment and collect the amount payable upon such Securities which are called, but only if either (i) the Custodian receives a written notice of such call, or (ii) notice of such call appears in one or more of the publications listed in Appendix D annexed hereto, which may be amended at any time by the Custodian upon five business days' prior notifications to the Fund;

             (c) Present for payment and collect the amount payable upon all Securities which mature;

             (d)  Surrender Securities in temporary form for definitive
Securities;

             (e) Execute, as Custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

             (f) Hold directly, or through the Book-Entry System or the Depository with respect to Securities therein deposited, for the account of a Fund all rights and similar securities issued with respect to any Securities held by the Custodian hereunder.

             6. Upon receipt of a Certificate and not otherwise, the Custodian, directly or through the use of the Book-Entry System or the Depository, shall:

             (a) Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of a Fund as owner of any Securities may be exercised;

             (b) Deliver any Securities held for a Fund in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

             (c) Deliver any Securities held for a Fund to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Custody Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;





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             (d)  Make such transfer or exchanges of the assets of a Fund and take such other steps as shall be stated in said order to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and

             (e) Present for payment and collect the amount payable upon Securities not described in preceding paragraph 5(b) of this Article which may be called as specified in the Certificate.


                                  ARTICLE  IV
                 PURCHASE AND SALE OF INVESTMENTS OF THE FUNDS

             21. Promptly after each purchase or sale (as applicable) of Securities by a Fund, other than a purchase or sale of any Reverse Repurchase Agreement, the Fund shall deliver to the Custodian (i) with respect to each purchase or sale of Securities which are not Money Market Securities, a Certificate; and (ii) with respect to each purchase or sale of Money Market Securities, a Certificate, Oral Instructions or Written Instructions, specifying with respect to each such purchase or sale: (a) the name of the issuer and the title of the Securities; (b) the number of shares or the principal amount purchased or sold and accrued interest, if any; (c) the date of purchase or sale and settlement date; (d) the purchase or sale price per unit; (e) the total amount payable upon such purchase or sale; (f) the name of the person from whom or the broker through whom the purchase or sale was made, and the name of the clearing broker, if any; (g) in the case of a purchase, the name of the broker to which payment is to be made; and (h) in the case of a sale, the name of the broker to whom the Securities are to be delivered. In the case of a purchase, the Custodian shall, upon receipt of Securities purchased by or for a Fund, pay out of the moneys held for the account of the Fund the total amount payable to the person from whom, or the broker through whom, the purchase was made, provided that the same conforms to the total amount payable as set forth in such Certificate, Oral Instructions or Written Instructions. In the case of a sale, the Custodian shall deliver the Securities upon receipt of the total amount payable to a Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Certificate, Oral Instructions or Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in securities.


                                   ARTICLE V
                                  SHORT SALES

             22. Promptly after any short sale, a Fund shall deliver to the Custodian a Certificate specifying: (a) the name of the issuer and the title of the Security; (b) the number of shares or principal amount sold, and accrued interest or dividends, if any; (c) the dates of the sale and settlement; (d) the sale price per unit; (e) the total amount credited to the Fund upon such sales, if any (f) the amount of cash and/or the amount and kind of Securities, if any, which are to be deposited in a Margin Account and the name in which such Margin Account has been or is to be established; (g) the amount of cash and/or the amount and kind of Securities, if any, to be





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deposited in a Segregated Security Account; and (h) the name of the broker through which such short sale was made. The Custodian shall upon its receipt of a statement from such broker confirming such sale and that the total amount credited to the Fund upon such sale, if any, as specified in the Certificate is held by such broker for the account of the Custodian (or any nominee of the Custodian) as custodian of the Fund, issue a receipt or make the deposits into the Margin Account and the Segregated Security Account specified in the Certificate.

             23. In connection with the closing-out of any short sale, a Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such closing-out: (a) the name of the issuer and the title of the Security; (b) the number of shares or the principal amount, and accrued interest or dividends, if any, required to effect such closing-out to be delivered to the broker; (c) the dates of the closing-out and settlement; (d) the purchase price per unit; (e) the net total amount payable to the Fund upon such closing-out; (f) the net total amount payable to the broker upon such closing-out; (g) the amount of cash and the amount and kind of Securities, if any, to be withdrawn, from the Margin Account; (h) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Segregated Security Account; and (i) the name of the broker through which the Fund is effecting such closing-out. The Custodian shall, upon receipt of the net total amount payable to the Fund upon such closing-out and the return and/or cancellation of the receipts, if any, issued by the Custodian with respect to the short sale being closed-out, pay out the moneys held for the account of the Fund to the broker the net total amount payable to the broker, and make the withdrawals from the Margin Account and the Segregated Security Account, as the same are specified in the Certificate.


                                   ARTICLE VI
                         REVERSE REPURCHASE AGREEMENTS

             24. Promptly after a Fund enters into a Reverse Repurchase Agreement with respect to Securities and money held by the Custodian hereunder, the Fund shall deliver to the Custodian a Certificate, or in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate, Oral Instructions or Written Instructions specifying: (a) the total amount payable to the Fund in connection with such Reverse Repurchase Agreement; (b) the broker or dealer through or with which the Reverse Repurchase Agreement is entered; (c) the amount and kind of Securities to be delivered by the Fund to such broker or dealer; (d) the date of such Reverse Repurchase Agreement; and
(e) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in a Segregated Security Account in connection with such Reverse Repurchase Agreement. The Custodian shall, upon receipt of the total amount payable to the Fund specified in the Certificate, Oral Instructions or Written Instructions make the delivery to the broker or dealer, and the deposits, if any, to the Segregated Security Account, specified in such Certificate, Oral Instructions or Written Instructions.

             25. Upon the termination of a Reverse Repurchase Agreement described in paragraph 1 of this Article VI, a Fund shall promptly deliver a Certificate or, in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate, Oral Instructions or Written Instructions to the Custodian specifying: (a) the Reverse Repurchase Agreement being





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terminated; (b) the total amount payable by the Fund in connection with such termination; (c) the amount and kind of Securities to be received by the Fund in connection with such termination; (d) the date of termination; (e) the name of the broker or dealer with or through which the Reverse Repurchase Agreement is to be terminated; and (f) the amount of cash and/or the amount and kind of Securities to be withdrawn from the Segregated Security Account. The Custodian shall, upon receipt of the amount and kind of Securities to be received by the Fund specified in the Certificate, Oral Instructions or Written Instructions, make the payment to the broker or dealer, and the withdrawals, if any, from the Segregated Security Account, specified in such Certificate, Oral Instructions or Written Instructions.


                                  ARTICLE  VII
                      MARGIN ACCOUNTS, SEGREGATED SECURITY
                        ACCOUNTS AND COLLATERAL ACCOUNTS

             26. The Custodian shall, from time to time, make such deposits to, or withdrawals from, a Segregated Security Account as specified in a Certificate received by the Custodian. Such Certificate shall specify the amount of cash and/or the amount and kind of Securities to be deposited in, or withdrawn from, the Segregated Security Account. In the event that a Fund fails to specify in a Certificate the name of the issuer, the title and the number of shares or the principal amount of any particular Securities to be deposited by the Custodian into, or withdrawn from, a Segregated Securities Account, the Custodian shall be under no obligation to make any such deposit or withdrawal and shall so notify the Fund.

             27. The Custodian shall make deliveries or payments from a Margin Account to the broker, dealer or Clearing Member in whose name, or for whose benefit, the account was established as specified in the Margin Account Agreement.

             28. Amounts received by the Custodian as payments or distributions with respect to Securities deposited in any Margin Account shall be dealt with in accordance with the terms and conditions of the Margin Account Agreement.

             29. The Custodian shall have a continuing lien and security interest in and to any property at any time held by the Custodian in any Collateral Account described herein.

             30. On each business day, the Custodian shall furnish each Fund with a statement with respect to each Margin Account in which money or Securities are held specifying as of the close of business on the previous business day: (a) the name of the Margin Account; (b) the amount and kind of Securities held therein; and (c) the amount of money held therein. The Custodian shall make available upon request to any broker or dealer specified in the name of a Margin Account a copy of the statement furnished the Fund with respect to such Margin Account.

             31. Promptly after the close of business on each business day in which cash and/or Securities are maintained in a Collateral Account, the Custodian shall furnish each Fund with a statement with respect to such Collateral Account specifying the amount of cash and/or the





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amount and kind of Securities held therein.  No later than the close of business next succeeding the delivery to the Fund of such statement, the Fund shall furnish to the Custodian a Certificate or Written Instructions specifying the then market value of the Securities described in such statement.


                                 ARTICLE  VIII
                     PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

             32. Each Fund shall furnish to the Custodian a copy of the resolution of the Board of Directors, certified by the Secretary or any Assistant Secretary, either (i) setting forth the date of the declaration of a dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of that date and the total amount payable to the Dividend Agent of the Fund on the payment date, or (ii) authorizing the declaration of dividends and distributions on a daily basis or some other periodic basis and authorizing the Custodian to rely on Oral Instructions, Written Instructions or a Certificate setting forth the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of that date and the total amount payable to the Dividend Agent on the payment date.

             33. Upon the payment date specified in such resolution, Oral Instructions, Written Instructions or Certificate, the Custodian shall pay out the moneys held for the account of the Fund the total amount payable to the Dividend Agent of the Fund.


                                   ARTICLE IX
                         SALE AND REDEMPTION OF SHARES

             34. Whenever a Fund shall sell any of its Shares, it shall deliver to the Custodian a Certificate duly specifying the number of Shares sold, trade date, price and the amount of money to be received by the Custodian for the sale of such Shares.

             35. Upon receipt of such money from the Transfer Agent or Co-Transfer Agent, the Custodian shall credit such money to the account of a Fund.

             36. Upon issuance of any of a Fund's Shares in accordance with the foregoing provisions of this Article IX, the Custodian shall pay, out of the money held for the account of the Fund, all original issue or other taxes required to be paid by the Fund in connection with such issuance upon the receipt of a Certificate specifying the amount to be paid.

             37. Except as provided hereinafter, whenever a Fund shall redeem any of its Shares, it shall furnish to the Custodian a Certificate specifying the number of Shares redeemed and the amount to be paid for the Shares redeemed.





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             38.  Upon receipt from the Transfer Agent or Co-Transfer Agent of an advice setting forth the number of Shares received by the Transfer Agent or Co-Transfer Agent, for redemption and that such Shares are valid and in good form for redemption, the Custodian shall make payment to the Transfer Agent as the case may be, out of the moneys held for the account of a Fund of the total amount specified in the Certificate issued pursuant to paragraph 4 of this
Article IX.

             39. Notwithstanding the above provisions regarding the redemption of any of a Fund's Shares, whenever its Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, the Custodian, unless otherwise instructed by a Certificate, shall, upon receipt of an advice from the Fund or its agent setting forth that the redemption is in good form for redemption in accordance with the check redemption procedure, honor the check presented as part of such check redemption privilege out of the money held in the account of the Fund for such purposes.

                                   ARTICLE X
                           OVERDRAFTS OR INDEBTEDNESS

             40. If the Custodian should in its sole discretion advance funds on behalf of a Fund which results in an overdraft because the moneys held by the Custodian for the account of the Fund shall be insufficient to pay the total amount payable upon a purchase of Securities as set forth in a Certificate or Oral Instructions issued pursuant to Article IV, or which results in an overdraft for some other reason, or if the Fund is, for any other reason, indebted to the Custodian (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of paragraph 2 of this Article
X), such overdraft or indebtedness shall be deemed to be a loan made by the Custodian to the Fund payable on demand and shall bear interest from the date incurred at a rate per annum (based on a 360-day year for the actual number of days involved) equal to 1/2% over the Custodian's prime commercial lending rate in effect from time to time, such rate to be adjusted on the effective date of any change in such prime commercial lending rate but in no event to be less than 6% per annum. Any such overdraft or indebtedness shall be reduced by an amount equal to the total of all amounts due the Fund which have not been collected by the Custodian on behalf of the Fund when due because of the failure of the Custodian to make timely demand or presentment for payment. In addition, each Fund hereby agrees that the Custodian shall have a continuing lien and security interest in and to any property at any time held by it for the benefit of the Fund or in which the Fund may have an interest which is then in the Custodian's possession or control or in possession or control of any third party acting in the Custodian's behalf. The Company authorizes the Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to the Fund's credit on the Custodian's books.

             41. Each Fund will cause to be delivered to the Custodian by any bank (including, if the borrowing is pursuant to a separate agreement, the Custodian) from which it borrows money for investment or for temporary or emergency purposes using Securities as collateral for such





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borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing:
(a) the name of the bank; (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement; (c) the time and date, if known, on which the loan is to be entered into; (d) the date on which the loan becomes due an payable; (e) the total amount payable to the Fund on the borrowing date;
(f) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal of any particular Securities; and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the Investment Company Act of 1940 and the Fund's prospectus. The Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amounts payable as set forth in the Certificate. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this paragraph. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by the Custodian, the Custodian shall not be under any obligation to deliver any Securities.

                                  ARTICLE  XI
                    LOAN OF PORTFOLIO SECURITIES OF THE FUND

             42. If a Fund is permitted by the terms of its Articles of Incorporation and as disclosed in its most recent and currently effective prospectus to lend its portfolio securities, within twenty-four (24) hours after each loan of portfolio Securities the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan; (a) the name of the issuer and the title of the Securities; (b) the number of shares or the principal amount loaned; (c) the date of loan and delivery; (d) the total amount to be delivered to the Custodian against the loan of the Securities, including the amount of cash collateral and the premium, if any, separately identified; and (e) the name of the broker, dealer or financial institution to which the loan was made. The Custodian shall deliver the Securities thus designated to the broker, dealer or financial institution to which the loan was made upon receipt of the total amount
designated as to be delivered against the loan of Securities   The Custodian
may accept payment in connection with a delivery otherwise than through the Book-Entry System or Depository only in the form of a certified or bank cashier's check payable to the order of the Fund or the Custodian drawn on New York Clearing House funds and may deliver Securities in accordance with the customs prevailing among dealers in securities.

             43. Promptly after each termination of the loan of Securities by a Fund, the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan termination and return of
Securities: (a) the name of the issuer and the title of the Securities to be returned; (b) the number of shares or the principal amount to be returned; (c) the date of termination; (d) the total amount to be delivered by the Custodian (including the cash collateral for such Securities minus any offsetting credits as described in said Certificate); and (e) the name of the broker, dealer or financial institution from which the Securities will be returned. The Custodian shall receive all Securities returned from the broker, dealer, or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the moneys held for the account of the Fund, the total amount payable upon such return of Securities as set forth in the Certificate.


                                  ARTICLE  XII
                                 THE CUSTODIAN

             44. Except as hereinafter provided, neither the Custodian nor its nominee shall be liable for any loss or damage, including attorney's fees, resulting from its action or omission to act or otherwise, either hereunder or under any Margin Account Agreement, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law arising hereunder or under any Margin Account Agreement, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion. The Custodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or any Depository arising by reason of any negligence, misfeasance or willful misconduct on the part of the Custodian or any of its employees or agents.

             45. Without limiting the generality of the foregoing, the Custodian shall be under no obligation to inquire into, and shall not be liable for:

             (a) The validity of the issue of any Securities purchased, sold or written by or for a Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received thereof;

             (b) The legality of the issue or sale of any of a Fund's Shares, or the sufficiency of the amount to be received therefor;

             (c) The legality of the redemption of any of a Fund's Shares, or the propriety of the amount to be paid therefor;

             (d) The legality of the declaration or payment of any dividend by a Fund;

             (e) The legality of any borrowing by a Fund using Securities as collateral;

             (f)  The legality of any loan of portfolio Securities pursuant to
Article XI of this Agreement, nor shall the Custodian be under any duty or obligation to see to it that any cash collateral delivered to it by a broker, dealer or financial institutions or held by it at any time as a result of such loan of portfolio Securities of a Fund is adequate collateral for the Fund against any loss it might sustain as a result of such loan. The Custodian specifically, but not by way of limitation, shall not be under any duty or obligation periodically to check or notify the Fund that the amount of such cash collateral held by it for the Fund is sufficient collateral for the Fund, but such duty or obligation shall be the sole responsibility of the Fund. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent pursuant to Article XI of this Agreement makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however, that the Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due; or

             (g) The sufficiency or value of any amounts of money and/or Securities held in any Margin Account, Segregated Security Account or Collateral Account in connection with transactions by a Fund. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer, or Clearing Member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, or Clearing Member, to see that any payment received by the Custodian from any broker, dealer, or Clearing Member is the amount the Fund is entitled to receive, or to notify the Fund of the Custodian's receipt or non-receipt of any such payment; provided however that the Custodian, upon the Fund's written request, shall as Custodian, demand from any broker, dealer, or Clearing Member identified by the Fund the payment of any variation margin payment or similar payment that the Fund asserts it is entitled to receive pursuant to the terms of a Margin Account Agreement or otherwise from such broker, dealer, or Clearing Member.

             46. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft or other instrument for the payment of money, received by it on behalf of a Fund until the Custodian actually receives and collects such money directly or by the final crediting of the account representing the Fund's interest at the the Book-Entry System or the Depository.

             47. The Custodian shall have no responsibility and shall not be liable for ascertaining or acting upon any calls, conversions, exchange, offers, tenders, interest rate changes or similar matters relating to Securities held in the Depository unless the Custodian shall have actually received timely notice from the Depository. In no event shall the Custodian have any responsibility or liability for the failure of the Depository to collect, or for the late collection or late crediting by the Depository of any amount payable upon Securities deposited in the Depository which may mature or be redeemed, retired, called or otherwise become payable. However, upon receipt of a Certificate from the Fund of an overdue amount on Securities held in the Depository, the Custodian shall make a claim against the Depository on behalf of the Fund, except that the Custodian shall not be under any obligation to appear in, prosecute or defend any action suit or proceeding in respect to any Securities held by the Depository which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

             48. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to a Fund from the Transfer Agent of the Fund nor to take any action to effect payment or distribution by the Transfer Agent of the Fund of any amount paid by the Custodian to the Transfer Agent of the Fund in accordance with this Agreement.

             49. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

             50. The Custodian may appoint one or more banking institutions as Depository or Depositories or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, of Securities and moneys at any time owned by the Fund, upon terms and conditions approved in a Certificate, which shall, if requested by the Custodian, be accompanied by an approving resolution of the Board of Directors adopted in accordance with Rule 17f-5 under the Investment Company Act of 1940, as amended.

             51. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of a Fund are such as properly may be held by the Fund under the provisions of its Articles of Incorporation.

             52. The Custodian shall not be entitled to compensation for providing custody services to a Fund so long as the Custodian receives fees for providing investment advisory services to the Fund or investment advisory or custodial services to the series of another registered management investment company in which the Fund invests all of its assets. If it no longer receives compensation for providing such services, the Custodian shall be entitled to such reasonable fees as it may from time to time negotiate with the Fund.

             53. The Custodian shall be entitled to rely upon any Certificate, notice or other instrument in writing received by the Custodian and reasonably believed by the Custodian to be a Certificate. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions actually received by the Custodian pursuant to Article IV or VII hereof. The Fund agrees to forward to the Custodian a Certificate or facsimile thereof, confirming such Oral Instructions or Written Instructions in such manner so that such Certificate or facsimile thereof is received by the Custodian, whether by hand delivery, telex or otherwise, by the close of business of the same day that such Oral Instructions or Written Instructions are given to the Custodian. Each Fund agrees that the fact that such confirming instructions are not received by the Custodian shall in no way affect the validity of the transactions hereby authorized by the Fund. Each Fund agrees that the Custodian shall incur no liability to the Fund in acting upon Oral Instructions given to the Custodian hereunder concerning such transactions, provided such instructions reasonably appear to have been received from an Authorized Person.

             54. The Custodian shall be entitled to rely upon any instrument, instruction or notice received by the Custodian and reasonably believed by the Custodian to be given in accordance with the terms and conditions of any Margin Account Agreement. Without limiting the generality of the foregoing, the Custodian shall be under no duty to inquire into, and shall not be liable for, the accuracy of any statements or representations contained if any such instrument or other notice including, without limitation, any specification of any amount to be paid to a broker, dealer, or Clearing Member.

             55. The books and records pertaining to the Fund which are in the possession of the Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the Investment Company Act of 1940, as amended, and other applicable securities laws, rules and regulations. Each Fund, or the Fund's authorized representatives, shall have access to such books and records during the Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by the Custodian to the Fund or the Fund's authorized representative at the Fund's expense.

             56. The Custodian shall provide the Company with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System or the Depository and with such reports on its own systems of internal accounting control as the Fund may reasonably request from time to time.

             57. Each Fund agrees to indemnify the Custodian against and save the Custodian harmless from all liability, claims, losses and demands whatsoever, including attorney's fees, howsoever arising or incurred because of or in connection with the Custodian's payment or non-payment of checks pursuant to paragraph 6 of Article IX as part of any check redemption privilege program of the Fund, except for any such liability, claim, loss and demand arising out of the Custodian's own negligence or willful misconduct.

             58. Subject to the foregoing provisions of this Agreement, the Custodian may deliver and receive Securities, and receipts with respect to such Securities, and arrange for payments to be made and received by the Custodian in accordance with the customs prevailing from time to time among brokers or dealers in such Securities.

             59. The Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement or Appendix E attached hereto, and no covenant or obligation shall be implied in this Agreement against the Custodian.


                                 ARTICLE  XIII
                                  TERMINATION

             60. This Agreement shall continue until February 2, 1997, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Directors or (ii) vote of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on sixty (60) days' notice, by the Board of Directors or by vote of holders of a majority of the Fund's shares or, upon not less than ninety (90) days' notice, by the Custodian. In the event such notice is given by a Fund, it shall be accompanied by a copy of a resolution of the Board of Directors, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less that $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of its Directors, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians.
In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice, this Agreement shall terminate and the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on that date deliver directly to the successor custodian all Securities and moneys then owned by a Fund and held by it as Custodian, after deducting all fees, expenses, and other amounts for the payment of reimbursement of which shall then be entitled.

             61. If a successor custodian is not designated by a Fund or the Custodian in accordance with the preceding paragraph, the Fund shall, upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be deemed to be its own custodian, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, in any Depository or by a Clearing Member which cannot be delivered to the Fund, to hold such Securities hereunder in accordance with this Custody Agreement.


                                  ARTICLE XIV
                                 MISCELLANEOUS

             62. Annexed hereto as Appendices B1-4 is a Certificate signed by an Officer of the Company under its seal, setting forth the names and the signatures of the present Authorized Persons. The Company agrees to furnish to the Custodian a new Certificate in similar form in the event that any such present Authorized Person ceases to be an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new Certificate shall be received, the Custodian shall be fully protected in acting under the provisions of this

Agreement upon Oral Instructions or signatures of the present Authorized Persons as set forth in the last delivered Certificate.

             63. Annexed hereto as Appendices C1-4 is a Certificate signed by two of the present Officers of the Company under its seal, setting forth the names and the signatures of the present Officers of the Company. The Fund agrees to furnish to the Custodian a new Certificate in similar form in the event any such present Officer ceases to be an Officer of the Company, or in the event that other or additional Officers are elected or appointed. Until such new Certificate shall be received, the Custodian shall be fully be protected in acting under the provisions of this Custody Agreement upon the signatures of the Officers as set forth in the last delivered Certificate.

             64. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be deemed sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at 420 Montgomery Street, San Francisco, California, 94104, or at such other place as the Custodian may from time to time designate in writing.

             65. Any notice or other instrument in writing, authorized or required by this Agreement to be given the Company, shall be deemed sufficiently given if addressed to the Company and mailed or delivered to it at its office at 111 Center Street, Little Rock, Arkansas, 72201, or at such other place as the Company may from time to time designate in writing.

             66. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties to this Custody Agreement and approved by a resolution of the Board of Directors.

             67. This Custody Agreement shall extend to and shall be binding upon the parties hereto, and their respective successor(s) and assign(s); provided, however, that this Agreement shall not be assignable by the Company without the written consent of the Custodian, or by the Custodian without the written consent of the Company, authorized or approved by a resolution of its Board of Directors.

             68. This Custody Agreement shall be construed in accordance with the laws of the State of California.

             69. This Custody Agreement may be executed in any number of counterparts, each which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

             70. This Custody Agreement has been executed on behalf of the Company by the undersigned officer of the Company in his capacity as an officer of the Company. The obligations of this Agreement shall only be binding upon the assets and property of the relevant Fund, as provided for in the Company's Articles of Incorporation, and shall not be binding upon any director, officer of shareholder of the Company or Fund individually.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized, as of the day and year first above written.


STAGECOACH INC.                         WELLS FARGO BANK, N.A.

By:                                     By:
   ------------------------------          ------------------------------
Name:                                   Name:
     ----------------------------            ----------------------------
Title:                                  Title:
      ---------------------------             ---------------------------

By:                                     By:
   ------------------------------          ------------------------------
Name:                                   Name:
     ----------------------------            ----------------------------
Title:                                  Title:
      ---------------------------             ---------------------------

                                   APPENDIX A



                             ASSET ALLOCATION FUND
                                BOND INDEX FUND
                               S&P 500 STOCK FUND
                         U.S. TREASURY ALLOCATION FUND

                                  APPENDIX B-1


                               AUTHORIZED PERSONS


                    Pursuant to Article I, Para. 1 and Article XIV, Para. 1 of the Custody Agreement, the following persons have been authorized by the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Asset Allocation Fund.


Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  APPENDIX B-2


                               AUTHORIZED PERSONS


                    Pursuant to Article I, Para. 1 and Article XIV, Para. 1 of the Custody Agreement, the following persons have been authorized by the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Bond Index Fund.


Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  APPENDIX B-3

                               AUTHORIZED PERSONS


                    Pursuant to Article I, Para. 1 and Article XIV, Para. 1 of the Custody Agreement, the following persons have been authorized by the Board of Directors to give Oral Instructions and Written Instructions on behalf of the S&P 500 Stock Fund.


Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  APPENDIX B-4


                               AUTHORIZED PERSONS


                    Pursuant to Article I, Para. 1 and Article XIV, Para. 1 of the Custody Agreement, the following persons have been authorized by the Board of Directors to give Oral Instructions and Written Instructions on behalf of the U.S. Treasury Allocation Fund.


Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  APPENDIX C-1

                                    OFFICERS


                    Pursuant to Article I, Para. 8, and Article XIV,    Para.
2, of the Custody Agreement, the term "Officers" does not include any persons other than the President, Vice President, Secretary, Treasurer, Controller, Assistant Secretary and Assistant Treasurer; and the following persons are Officers of the Company authorized by the Board of Directors to execute any Certificate, instruction, notice or other instrument on behalf of the Asset Allocation Fund.


Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  APPENDIX C-2

                                    OFFICERS


                    Pursuant to Article I, Para. 8, and Article XIV,    Para.
2, of the Custody Agreement, the term "Officers" does not include any persons other than the President, Vice President, Secretary, Treasurer, Controller, Assistant Secretary and Assistant Treasurer; and the following persons are Officers of the Company authorized by the Board of Directors to execute any Certificate, instruction, notice or other instrument on behalf of the Bond Index Fund.


Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  APPENDIX C-3

                                    OFFICERS


                    Pursuant to Article I, Para. 8, and Article XIV, Para. 2, of the Custody Agreement, the term "Officers" does not include any persons other than the President, Vice President, Secretary, Treasurer, Controller, Assistant Secretary and Assistant Treasurer; and the following persons are Officers of the Company authorized by the Board of Directors to execute any Certificate, instruction, notice or other instrument on behalf of the S&P 500 Stock Fund.


Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  APPENDIX C-4

                                    OFFICERS


                    Pursuant to Article I, Para. 8, and Article XIV,    Para.
2, of the Custody Agreement, the term "Officers" does not include any persons other than the President, Vice President, Secretary, Treasurer, Controller, Assistant Secretary and Assistant Treasurer; and the following persons are Officers of the Company authorized by the Board of Directors to execute any Certificate, instruction, notice or other instrument on behalf of the U.S. Treasury Allocation Fund.

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

Signature:
          ------------------------------
Name:
     -----------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   APPENDIX D



              DESIGNATED PUBLICATIONS LIST FOR CALLED INSTRUMENTS


             The following publications are designated publications for the purposes of Article III, Para. 5(b):

             A.     The Bond Buyer

             B.     The Depository Trust Company Notices

             C.     Financial Daily Card Services

             D.     The New York Times

             E.     Standard & Poor's Called Bond Record

             F.     The Wall Street Journal

                                   APPENDIX E



                                  CUSTODY FEES


Net Asset Charge                         0.0167% (1.67 bps) annually

Transaction Charges:

      Depository Eligible                $10.00 ea.
      Physical Delivery                  $20.00 ea.
      Principal & Interest Paydown       $10.00 ea.
      Sweeps                             $-0-



                              PORTFOLIO ACCOUNTING


Monthly Base Fee                         $2,000.00

Net Asset Charge

F     First $50,000,000 Net Assets       0.070% (7 bps) annually
      Next $50,000,000 Net Assets        0.045% (4.5 bps) annually
      Net Assets Over $100,000,000       0.020% (2.0 bps) annually

                                   APPENDIX F



                     COMPANY AND FUND ACCOUNTING SERVICES:
                              SCHEDULE OF SERVICES


A.    Maintain Fund general ledger and journal.

B.    Prepare and record disbursements for direct Fund expenses.

C.    Prepare daily money transfers.

D.    Reconcile all Fund bank and custodian accounts.

E.    Assist Fund independent auditors as appropriate.

F.    Prepare daily projection of available cash balances.

G. Record trading activity for purposes of determining net asset values and daily dividend.

H. Prepare daily portfolio evaluation report to value portfolio securities and determine daily accrued income.

I.    Determine the daily net asset value per share.

J.    Determine the daily dividend per share.

K.    Prepare monthly, quarterly, semi-annual and annual financial statements.

L. Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory or governmental agencies as required.

M. Provide financial, yield, net asset value, etc., information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the Fund.





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